                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                               ANDREW CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                               ANDREW CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

[1999 ANNUAL MEETING]

                                              [LOGO OF ANDREW CORP APPEARS HERE]









      NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
      -----------------------------------------------------------------

                                MEETING DATE: TUESDAY, FEBRUARY 9, 1999
                                ---------------------------------------

                                ANDREW CORPORATION
                                10500 WEST 153RD STREET
                                ORLAND PARK, ILLINOIS U.S.A. 60462













             ---------------------------------------------------
             IN A COMMUNICATING WORLD . . . ANDREW IS EVERYWHERE
             ---------------------------------------------------

[LOGO OF ANDREW CORP. APPEARS HERE]



December 17, 1998




DEAR STOCKHOLDER:

     You are cordially invited to attend the Annual Meeting of Stockholders of Andrew Corporation at Drury Lane, 100 Drury Lane, Oakbrook Terrace, Illinois on Tuesday, February 9, 1999 at 10:00 a.m. You will find a map to Drury Lane on the back cover of this booklet.
     This Notice of Annual Meeting and Proxy Statement describes the business to be transacted at the meeting and provides other information concerning Andrew that you should be aware of when you vote your shares.
     The principal business of the Annual Meeting will be to elect directors and to ratify the appointment of Andrew's independent auditors. As in prior years, we plan to review the status of the company's business at the meeting and answer any questions you may have.
     It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to sign, date and return the enclosed proxy card or proxy voting instruction form as soon as possible. If your bank or broker offers telephone or Internet voting and you choose to use one of those forms of voting, it is not necessary for you to return your proxy card. In any event, please vote as soon as possible.
     On behalf of the Board of Directors and management, I would like to express our appreciation for your continued interest in the affairs of Andrew.


                                                 Sincerely,

                                                 /s/ F. L. English
                                                 Floyd L. English
                                                 Chairman, President and
                                                 Chief Executive Officer

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------
Tuesday, February 9, 1999
--------------------------
10:00 a.m.
--------------------------
Drury Lane
--------------------------
100 Drury Lane
--------------------------
Oakbrook Terrace, Illinois
--------------------------

                           THE PURPOSE OF OUR ANNUAL MEETING IS TO:

                           1. Elect eight Directors for the ensuing year; and

                           2. Ratify the appointment of Ernst & Young LLP as
                              independent public auditors for fiscal 1999.

                              You can vote at the Annual Meeting in person or by proxy if you were a stockholder of record on December 11, 1998. Our Annual Report for the fiscal year ended September 30, 1998 is enclosed. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.


                              By Order of the Board of Directors,
                              James F. Petelle
                              Secretary


                              December 17, 1998

-----------------
TABLE OF CONTENTS
-----------------

                   Questions and Answers.................................  1

                   Election of Directors.................................  3

                   Ownership of Andrew Common Stock......................  5

                   Section 16(a) Beneficial Ownership
                    Reporting Compliance.................................  6

                   Meetings and Committees of the Board
                    of Directors.........................................  7

                   Director Compensation.................................  8

                   Executive Compensation................................  8

                   Report of the Compensation Committee of the
                    Board of Directors................................... 11

                   Company Performance................................... 13

                   Executive Officers.................................... 14

                   Appointment of Independent Public Auditors............ 14

--------------------------
ANNUAL REPORT ON FORM 10-K
--------------------------

                   YOU MAY OBTAIN A FREE COPY OF OUR ANNUAL REPORT ON FORM
                   10-K FOR THE YEAR ENDED SEPTEMBER 30, 1998, INCLUDING SCHEDULES, THAT WE FILED WITH THE SEC. PLEASE CONTACT LYNN NICKLESS, INVESTOR RELATIONS, ANDREW CORPORATION, 10500 WEST 153RD STREET, ORLAND PARK, ILLINOIS 60462, OR
                   LNICKLESS@ANDREW.COM BY E-MAIL.

                             [QUESTIONS & ANSWERS]


WHAT AM I VOTING ON?            - Election of eight Directors; and
                                - Ratification of Ernst & Young LLP as Andrew's independent public auditors.

WHO IS ENTITLED TO VOTE?        Stockholders at the close of business on December 11, 1998 (the record date) are entitled to vote. On that date, there were 82,940,570 shares of Andrew common stock outstanding and entitled to vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?       Each share of Andrew common stock that you own entitles you to one vote.

HOW DO I VOTE?                  All stockholders may vote by mail. You also may vote by telephone or over the Internet if you hold your shares through a bank or broker that offers either of those options. If one of those options is available to you, we encourage you to use it, because it is faster and less costly. To vote by mail, please sign, date and mail your proxy card in the postage paid envelope provided.

                                If you attend the Annual Meeting in person, we will give you a ballot when you arrive.  If your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on
                                December 11, 1998, the record date for voting.

HOW DOES DISCRETIONARY VOTING   If you sign, date and return your proxy card, but do not indicate how you want to vote, you give
AUTHORITY APPLY?                authority to Floyd L. English and James F. Petelle to cast your vote on the items discussed in these proxy materials and any other matter that is properly brought at the Annual Meeting. In such a case, your proxy will be voted FOR each of the director nominees and the ratification of our public auditors.

MAY I REVOKE MY PROXY?          You may revoke your proxy at any time before it is exercised in one of four ways:
                                - notify Andrew's Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy;
                                - submit another proxy with a later date;
                                - vote by telephone or Internet after you have given your proxy; or
                                - vote in person at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE  Your shares are likely registered differently or are in more than one account. You
MORE THAN ONE PROXY CARD?       should sign and return all proxy cards to guarantee that all of your shares are voted.

WHAT CONSTITUTES A QUORUM?      The presence of the holders of a majority of the shares entitled to vote at the
                                Annual Meeting constitutes a quorum. Presence may be in person or by proxy.
                                Therefore, you will be considered part of the quorum if you return a signed and dated proxy card or if you vote by telephone or Internet (if your broker of bank offers these options).

                                Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists. In the election of directors, abstentions will have no effect on the voting. In the ratification of our independent public auditors, abstentions will have the effect of a vote "against" the proposal. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the brokers do not have discretionary voting authority and have not received instructions from you as to how to vote on those proposals (so-called "broker non-votes")
                                are considered "shares present" for purposes of determining whether a quorum exists. However, broker non-votes are not considered to be shares voted and will not affect the outcome of the vote.


WHAT VOTE IS REQUIRED TO APPROVE  Election of Directors: The eight nominees who receive the highest number of votes will be
EACH PROPOSAL?                    elected.  If you do not want to vote your shares for a particular nominee, you may indicate that in the space provided on the proxy card or withhold authority as prompted during telephone or Internet voting.

                                  Ratification of Independent Public Auditors: Although we are not required to submit the appointment of our auditors to a vote of stockholders, we believe that it is appropriate to ask that you ratify the appointment. Ratification of Ernst & Young LLP as our independent public auditors requires the affirmative vote of a majority of the shares present or represented by proxy at the Meeting.

WHO PAYS THE COSTS OF SOLICITING  Andrew will pay all of the costs of soliciting these proxies. We will ask banks, brokers and
THESE PROXIES?                    other institutions, nominees and fiduciaries to forward the proxy materials to the  beneficial owners of Andrew common stock and to obtain the authority to execute proxies.  We will reimburse them for their reasonable expenses.

                                  In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. We also have employed Morrow & Company, Inc. to solicit proxies on our behalf and will pay them approximately $6,500 for their services.

HOW DO I SUBMIT A STOCKHOLDER     You must submit a proposal to be included in our proxy statement for the next annual meeting
PROPOSAL?                         (February 2000) in writing no later than August 19, 1999. Your proposal must comply with the proxy rules of the Securities and Exchange Commission (SEC).

                                  If you do not want your proposal to be included in the proxy statement but want to raise your proposal at the next annual meeting, then we must receive your proposal no later than
                                  November 11, 1999. If you submit a proposal after November 2, 1999, but before the November 11 deadline, then the SEC rules permit the individuals named in the proxies solicited by Andrew's
                                  Board of Directors for that meeting to exercise discretionary voting power with respect to that proposal. Under our by-laws, your proposal must give: (1) a brief description of the business you want to bring before the meeting; (2) your name and address as they appear on Andrew's stock records; (3) the class and number of shares of Andrew that you beneficially own; and (4) any interest you may have in the business you want to bring before the meeting. You should send your proposal to the Secretary at our address on the cover of this proxy statement.

HOW DO I NOMINATE A DIRECTOR?     Your nominations for directors of Andrew must meet all of the requirements for stockholder proposals discussed above. Our by-laws also require that for each person you propose to nominate you give: (1) their name, age and home and business addresses; (2) their principal occupation or employment; (3) the class and number of shares of Andrew that they beneficially own; (4) any other information required by the proxy rules of the SEC; and (5) a description of all arrangements or understandings under which you are making the nominations. In addition, you must represent that you plan to appear in person or by proxy at the annual meeting to make the nomination.

     ---------------------
     ELECTION OF DIRECTORS
     ---------------------

          Stockholders will elect eight directors at the Annual Meeting. Each director will serve until the next annual meeting or until a qualified successor director has been elected.
          We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves.

     NOMINEES

------------------------------------------------------------------------------------------------------
     [PHOTO OF
     JOHN G. BOLLINGER]

       JOHN G. BOLLINGER

                     Age:  63
          Director Since:  1984
     Business Experience:  Dr. Bollinger has been Bascom Professor of Engineering and Dean of the
                           College of Engineering at the University of Wisconsin at Madison since 1981.
     Other Directorships:  Kohler Corporation and Marquette Electronics, Inc.

------------------------------------------------------------------------------------------------------
     [PHOTO OF
     JON L. BOYES]

            JON L. BOYES

                     Age:  77
          Director Since:  1989
     Business Experience:  Admiral Boyes, Ph.D., is an international telecommunications consultant and the Chairman of SAMA Corporation, a government and military consulting firm principally in the area of command, control and communication. He was
                           President, Armed Forces Communications and Electronics Association for over
                           10 years and President of the National Science Center Foundation. Before
                           retiring in 1977, Admiral Boyes was with the Department of Defense for 34 years, serving on Navy, Joint and NATO staffs and in submarines.

------------------------------------------------------------------------------------------------------
     [PHOTO OF
     THOMAS A. DONAHOE]

       THOMAS A. DONAHOE

                     Age:  63
          Director Since:  November 12, 1998
     Business Experience:  Mr. Donahoe retired as Vice Chairman and Midwest Managing Partner of
                           Price Waterhouse LLP, an international accounting, auditing and consulting firm, in 1996. He first joined Price Waterhouse in 1958 and became a partner of the firm in 1970.
     Other Directorships:  BWAY Corporation; Nicor, Inc.; Chairman of the Board of Chicago Botanic
                           Garden and trustee of Rush-Presbyterian-St. Lukes Medical Center.

------------------------------------------------------------------------------------------------------
     [PHOTO OF
     KENNETH J. DOUGLAS]

      KENNETH J. DOUGLAS

                     Age:  76
          Director Since:  1989
     Business Experience:  Mr. Douglas retired in 1992 as Vice Chairman of the Board of Dean Foods
                           Company, a diversified food processing business, having served as Vice
                           Chairman since January 1988 and as Chairman prior to that time since 1970.
     Other Directorships:  Richardson Electronics, Ltd.; Chairman of West Suburban Hospital Medical
                           Center and Vice Chairman of Loyola University Health System.


------------------------------------------------------------------------------------------------------
[PHOTO OF
FLOYD L. ENGLISH]

   FLOYD L. ENGLISH

                Age:  64
     Director Since:  1982
Business Experience:  Dr. English was elected Chairman of Andrew Corporation in 1994, having served as President and Chief Executive Officer since 1983 and as President and Chief Operating Officer since 1982.
                      Dr. English joined Andrew in 1980 as Vice President, Corporate
                      Development and became Vice President, U.S. Operations in
                      February 1981.
Other Directorships:  Executives Club of Chicago; the International Engineering
                      Consortium and the Illinois Math and Science Academy.

------------------------------------------------------------------------------------------------------
[PHOTO OF
JERE D. FLUNO]

      JERE D. FLUNO

                Age:  57
     Director Since:  1996
Business Experience:  Mr. Fluno is Vice Chairman of W.W. Grainger, Inc., the leading distributor of maintenance, repair and operating supplies and related information in
                      North America. He has spent 29 years with Grainger in numerous positions.
Other Directorships:  W.W. Grainger, Inc.; the Chicago Stock Exchange subsidiaries, Midwest
                      Clearing Corporation and Midwest Securities Trust Company; the
                      University of Wisconsin Foundation and other not-for-profit boards;
                      governor of the Chicago Stock Exchange; trustee of the Museum of Science and Industry and member of the University of Wisconsin School of
                      Business Dean's Advisory Board.

------------------------------------------------------------------------------------------------------
[PHOTO OF
GLEN O. TONEY, PH.D.]

GLEN O. TONEY, PH.D.

                Age:  59
     Director Since:  Newly Slated
Business Experience:  Dr. Toney has been Group Vice President, Corporate Affairs of
                      Applied Materials, Inc., the leading worldwide supplier of semiconductor wafer fabrication equipment since July 1995. Prior to that date, he was Group
                      Vice President, Global Human Resources, since 1990. He first joined Applied
                      Materials, Inc. in 1979.
Other Directorships:  Chairman of Silicon Valley Network's 21st Century Education Initiative;
                      Applied Materials Foundation; National Conference for Community and
     Justice; and Bay Area School Reform Council. Dr. Toney is also a member of the advisory board for the School of Engineering and Computer Science at
California State University at Chico and of the Curriculum Redesign Committee
at San Jose State University.

------------------------------------------------------------------------------------------------------
[PHOTO OF
ORMAND J. WADE]

     ORMAND J. WADE

                Age:  59
     Director Since:  1993
Business Experience:  Mr. Wade retired in 1992 as Vice Chairman of Ameritech Corporation, a regional provider of telecommunications services, a position he had held since 1989. Previously, he served as President of The Ameritech Bell Group since 1987 and President and CEO of Illinois Bell from 1982 to 1987.
                      Mr. Wade began his career with AT&T in 1961 and first became a Vice
                      President in 1978.
Other Directorships:  Illinois Tool Works Inc.; Westell Technologies, Inc. and Northwestern
                      Memorial Hospital; and member of the Board of Visitors of the University of Maine.

--------------------------------
OWNERSHIP OF ANDREW COMMON STOCK
--------------------------------

DIRECTORS AND EXECUTIVE OFFICERS

     This table indicates how much Andrew common stock the nominees for director, the named executive officers and all executive officers and directors as a group beneficially owned as of September 30, 1998. The named executive officers include the Chief Executive Officer and the four other most highly compensated executive officers based on compensation earned during the last fiscal year.
     Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the stockholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.
     Effective July 1, 1998, the Board of Directors amended the Andrew Profit Sharing Trust to provide for participant directed investment. In connection with that amendment, Andrew common stock was allocated directly to participants' accounts as shown in the table. For participants in the director fee deferral plan described under "Director Compensation," the number of common stock equivalents represents the share equivalents held in their accounts under the plan.

------------------------------------------------------------------------------------------------------------------------
                                                                                               SHARES OF
                            SHARES OF               OPTIONS                                 COMMON STOCK IN
DIRECTORS AND              COMMON STOCK           EXERCISABLE        COMMON STOCK            PROFIT-SHARING
   NOMINEES                   OWNED             WITHIN 60 DAYS       EQUIVALENTS                  TRUST         TOTAL
------------------------------------------------------------------------------------------------------------------------
John G. Bollinger             7,250                 108,901               -0-                       -0-        116,151
------------------------------------------------------------------------------------------------------------------------
Jon L. Boyes                 10,080                  73,637               -0-                       -0-         83,717
------------------------------------------------------------------------------------------------------------------------
Thomas A. Donahoe (1)         1,500                      -0-              -0-                       -0-          1,500
------------------------------------------------------------------------------------------------------------------------
Kenneth J. Douglas            9,618                 100,801           12,262                        -0-        122,681
------------------------------------------------------------------------------------------------------------------------
Jere D. Fluno                 6,000                  13,725            3,084                        -0-         22,809
------------------------------------------------------------------------------------------------------------------------
Glen O. Toney                    -0-                     -0-              -0-                       -0-             -0-
------------------------------------------------------------------------------------------------------------------------
Ormand J. Wade                3,012                  59,475            6,604                        -0-         69,091
------------------------------------------------------------------------------------------------------------------------
NAMED EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------
Floyd L. English            197,187(2)              195,687               -0-                   92,660         483,745
------------------------------------------------------------------------------------------------------------------------
Thomas E. Charlton          152,025                  90,500               -0-                       -0-        242,525
------------------------------------------------------------------------------------------------------------------------
William R. Currer (3)       443,805                  45,700               -0-                    2,639          92,144
------------------------------------------------------------------------------------------------------------------------
Charles R. Nicholas         107,061                 83,750                -0-                   53,287         244,098
------------------------------------------------------------------------------------------------------------------------
John B. Scott                33,273                 81,625                -0-                   20,781         135,679
------------------------------------------------------------------------------------------------------------------------

(1) Mr. Donahoe first became a director on November 12, 1998.
(2) This number includes 169,148 shares directly owned by Dr. English, 16,980 shares owned by a charitable trust for which he shares voting control, 2,514 shares owned by his wife and 8,545 shares owned by his minor child.
(3) Mr. Currer resigned from the Company in November 1998.

     As of September 30, 1998, all directors and executive officers as a group beneficially owned 1,679,579 shares, or 2% of the outstanding shares of Andrew common stock. No person in the table owns more than 1% of the outstanding shares of Andrew common stock.

CERTAIN STOCKHOLDERS

     As of December 11, 1998, the record date, we do not know of any beneficial owners of more than 5% of Andrew's common stock.

-------------------------------------------------------
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires that Andrew's executive officers, directors and 10% stockholders file reports of ownership and changes of ownership of Andrew common stock with the SEC and the Nasdaq Stock Market National Market. Based on a review of copies of these reports provided to us during fiscal 1998, we believe that all filing requirements were met.

-------------------------------------------------
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------

     The Board of Directors met four times during the fiscal year. In addition to meetings of the full Board, directors attended meetings of Board committees. The Board of Directors has standing audit, compensation, human resources and nominating committees. Each director attended all of the meetings of the Board and of the committees on which he served, except Jon L. Boyes, who attended three of the four Board meetings and four of the six meetings of committees on which he served. The following table shows the membership of the various committees.

COMMITTEE MEMBERSHIP

------------------------------------------------------------------------
                                           HUMAN
       NAME         AUDIT  COMPENSATION  RESOURCES  NOMINATING
------------------------------------------------------------------------
John G. Bollinger   [ ]         [ ]
------------------------------------------------------------------------
Jon L. Boyes                               [ ]*        [ ]*
------------------------------------------------------------------------
Thomas A. Donahoe   [ ]                    [ ]
------------------------------------------------------------------------
Kenneth J. Douglas              [ ]*       [ ]         [ ]
------------------------------------------------------------------------
Floyd L. English
------------------------------------------------------------------------
Jere D. Fluno       [ ]         [ ]
------------------------------------------------------------------------
Ormand J. Wade      [ ]*                   [ ]         [ ]
------------------------------------------------------------------------

* Chairman

AUDIT COMMITTEE: The Audit Committee recommends the independent auditors to the Board. It reviews and approves the scope of the audit, the financial statements and the auditors' fees and related expenses. It also reviews with the auditors their comments on accounting procedures and systems of control and management's responses to that letter. The Audit Committee met twice during the fiscal year.

COMPENSATION COMMITTEE: This committee establishes the compensation programs for officers and reviews Andrew's overall compensation and benefit programs. The committee also administers and selects participants for the Management Incentive Program, the Employee Retirement Benefit Restoration Plan and the Executive Severance Benefit Plan, and administers the Employee Stock Purchase Plan. The Compensation Committee met three times during the fiscal year.

HUMAN RESOURCES COMMITTEE: This committee reviews management development and succession planning, and identifies and recommends candidates for corporate officer positions. The Human Resources Committee met three times during the fiscal year.

NOMINATING COMMITTEE: The Nominating Committee considers and makes recommendations regarding qualifications of directors and identifies and recommends candidates for membership on the Board. Stockholders who wish to submit nominees for director may do so in accordance with the requirements described under the caption "How do I nominate a director?" The Nominating Committee met three times during the fiscal year.

---------------------
DIRECTOR COMPENSATION
---------------------

     Directors who are Andrew employees receive no fees for their services as directors. Non-employee "outside" directors receive an annual retainer of $19,600 and a fee of $1,000 for each Board meeting and each committee meeting they attend. Committee chairmen receive an additional fee of $1,000 for each committee meeting they attend.
     Outside directors can defer part or all of their director fees under a deferred compensation plan. In lieu of cash payment, the director's account is credited with share units equal to the value of Andrew common stock at the end of the quarter in which the director elected to defer the fees. Upon leaving the Board, the director will receive the deferred amount in cash, based on the then current value of Andrew common stock. The director may elect to receive the cash payment in a lump sum or in five or fewer equal annual installments. Three of the five outside directors who served during the last fiscal year deferred some or all of their director fees.
     Outside directors also participate in the Andrew Corporation Stock Option Plan for Non-Employee Directors. Under this plan, each eligible director is automatically granted an option to purchase 12,000 shares of Andrew common stock at the Board of Directors' meeting following the annual stockholders' meeting.

----------------------
EXECUTIVE COMPENSATION
----------------------

     This table summarizes the before-tax compensation for Floyd L. English, the Chairman and Chief Executive Officer of Andrew, and the four next highest compensated executive officers of Andrew.

SUMMARY COMPENSATION

-----------------------------------------------------------------------------------------------------------------------------
                                                                                  LONG-TERM COMPENSATION
                                                                          --------------------------------------
                         ANNUAL COMPENSATION                                AWARDS                     PAYOUTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               SECURITIES
      NAME AND                FISCAL                           OTHER ANNUAL      RESTRICTED    UNDERLYING   LTIP       ALL OTHER
   PRINCIPAL POSITION         YEAR      SALARY     BONUS(1)   COMPENSATION(2)    STOCK AWARDS    OPTIONS   PAYOUTS   COMPENSATION(3)
------------------------------------------------------------------------------------------------------------------------------------
Floyd L. English               1998    $456,960  $1,005,312        $10,043           -0-         74,000         -0-      $23,821
Chairman, President and        1997     439,300         -0-         25,090           -0-         67,500    $844,467       16,477
Chief Executive Officer        1996     422,400     852,254         11,065           -0-        101,250         -0-       18,588
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Charlton             1998    $283,700    $335,192         $5,255           -0-         32,000         -0-      $23,821
Group President                1997     280,800     129,164          3,605           -0-         30,000    $380,704       16,477
Communication Products         1996     270,000     291,600          4,781           -0-         45,000         -0-       18,588
------------------------------------------------------------------------------------------------------------------------------------
William R. Currer              1998    $252,000    $242,046         $3,882           -0-         25,000         -0-      $23,821
Group President                1997     240,000      98,280          6,129           -0-         26,250    $215,704       16,477
Communication Systems          1996     205,000     167,670          3,615           -0-         33,750         -0-       18,588
------------------------------------------------------------------------------------------------------------------------------------
Charles R. Nicholas            1998    $281,700    $403,465         $4,137           -0-         32,000         -0-      $23,821
Exec. Vice President,          1997     270,000     118,503          3,356           -0-         30,000    $337,932       16,477
Chief Financial Officer        1996     241,980     320,720          2,650           -0-         45,000         -0-       18,588
------------------------------------------------------------------------------------------------------------------------------------
John B. Scott                  1998    $243,000    $307,760           $766           -0-         25,000         -0-      $23,821
Vice President,                1997     233,000     107,617            556           -0-         22,500    $317,632       16,477
Corporate R&D,                 1996     226,560     238,296            780           -0-         33,750         -0-       18,588
Marketing and MIS
------------------------------------------------------------------------------------------------------------------------------------

(1) Annual bonus amounts are earned and accrued during the fiscal years indicated, but paid after the end of each fiscal year.
(2) Other annual compensation consists of the value of personal use of company cars, an annual Christmas bonus (which is received by all employees) based on years of service and, in the case of Dr. English, tax-return preparation and financial planning services provided at Andrew's expense.
(3) All other compensation represents contributions by Andrew to the Andrew Profit Sharing Trust on behalf of the named individuals.

     OPTION GRANTS IN LAST FISCAL YEAR

          This table gives information relating to option grants to Dr. English and the four next most highly compensated executive officers in fiscal 1998. The exercise price of the options is based upon the fair market value of Andrew common stock on the date the option is granted. As the SEC requires, the calculation of potential realizable values is based on assumed annualized rates of stock price appreciation of 5% and 10% over the full ten-year term of the options.


-------------------------------------------------------------------------------------------------------------
                                                                             POTENTIAL REALIZABLE VALUE AT
                                                                                  ASSUMED ANNUAL RATES
                 SECURITIES    % OF TOTAL                                     OF STOCK PRICE APPRECIATION
                 UNDERLYING  OPTIONS GRANTED  EXERCISE OR                           FOR OPTION TERM
                  OPTIONS     TO EMPLOYEES    BASE PRICE                     --------------------------------
     NAME         GRANTED    IN FISCAL YEAR    PER SHARE   EXPIRATION DATE       5%               10%
-------------------------------------------------------------------------------------------------------------

 F. L. English       74,000       11.2        $23.125         11/12/07       $1,076,330       $2,727,200
-------------------------------------------------------------------------------------------------------------
 T. E. Charlton      32,000        4.8         23.125         11/12/07          465,440        1,179,360
-------------------------------------------------------------------------------------------------------------
 W. R. Currer        25,000        3.8         23.125         11/12/07          363,625          921,375
-------------------------------------------------------------------------------------------------------------
 C. R. Nicholas      32,000        4.8         23.125         11/12/07          465,440        1,179,360
-------------------------------------------------------------------------------------------------------------
 J. B. Scott         25,000        3.8         23.125         11/12/07          363,625          921,375
-------------------------------------------------------------------------------------------------------------

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

          This table provides information regarding the exercise of options during fiscal 1998 by Dr. English and the four next highest compensated executives. The "value realized" is calculated using the difference between the option exercise price and the price of Andrew common stock on the date of exercise multiplied by the number of shares underlying the option. The "value of unexercised in-the-money options at September 30, 1998" is calculated using the difference between the option exercise price and $13.25 (the price of Andrew common stock on that date) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price.

----------------------------------------------------------------------------------------------------------------
                                                             SECURITIES                VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS AT
                                                         AT FISCAL YEAR-END               FISCAL YEAR-END
                 SHARES ACQUIRED                   -------------------------------------------------------------
     NAME          ON EXERCISE    VALUE REALIZED    EXERCISABLE     UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------
 F. L. English       30,375          $453,043          101,250          209,000            -0-         -0-
----------------------------------------------------------------------------------------------------------------
 T. E. Charlton      50,625         1,062,112           50,250           90,500            -0-         -0-
----------------------------------------------------------------------------------------------------------------
 W. R. Currer         6,075            51,516           19,724           66,289            -0-         -0-
----------------------------------------------------------------------------------------------------------------
 C. R. Nicholas      20,250           155,216           43,500           90,500            -0-         -0-
----------------------------------------------------------------------------------------------------------------
 J. B. Scott             -0-               -0-          47,813           72,250      $127,372          -0-
----------------------------------------------------------------------------------------------------------------

LONG-TERM PERFORMANCE CASH AWARDS IN LAST FISCAL YEAR

     Andrew's current long-term performance cash award program covers fiscal years 1997 through 1999. Executive officers are eligible for target payouts ranging from 20% to 120% of their average annual salary during that three-year period if long-term performance goals established by the Compensation Committee for the program are met. Performance goals for the current program include aggregate, three-year (1997, 1998 and 1999) earnings per share and specific revenue targets for fiscal 1999. Payments will be made to Andrew executives participating in the program if return on sales and return on equity exceed established minimums and Andrew achieves either 75% of the earnings per share target or 75% of the revenue target. If maximum earnings per share and revenue are achieved for the three-year period, then payouts are limited to two times the target bonus amounts.
     The following table illustrates a range of estimated payouts that could be made early in fiscal 2000 to Dr. English and the four next most highly compensated executives.


----------------------------------------------------------------------------------------------------------
                                                  ESTIMATED FUTURE PAYOUTS UNDER LONG-TERM INCENTIVE PLAN
                     TARGETED       PERFORMANCE   --------------------------------------------------------
     NAME             AWARD            PERIOD        THRESHOLD             TARGET               MAXIMUM
----------------------------------------------------------------------------------------------------------
 F. L. English   120% of Average   Oct. 1, 1996      $205,630             $548,350           $1,096,700
                 1997-1999 Salary  Sept. 30, 1999
----------------------------------------------------------------------------------------------------------
 T. E. Charlton  80% of Average    Oct. 1, 1996        85,110              226,960              453,920
                 1997-1999 Salary  Sept. 30, 1999
----------------------------------------------------------------------------------------------------------
 W. R. Currer    80% of Average    Oct. 1, 1996        75,600              201,600              403,200
                 1997-1999 Salary  Sept. 30, 1999
----------------------------------------------------------------------------------------------------------
 C. R. Nicholas  80% of Average    Oct. 1, 1996        84,510              225,360              450,720
                 1997-1999 Salary  Sept. 30, 1999
----------------------------------------------------------------------------------------------------------
 J. B. Scott     80% of Average    Oct. 1, 1996        72,900              194,400              388,800
                 1997-1999 Salary  Sept. 30, 1999
----------------------------------------------------------------------------------------------------------


EXECUTIVE SEVERANCE BENEFIT PLAN

     Key executives of Andrew selected by the Compensation Committee receive benefits under the Executive Severance Benefit Plan in the event of termination of employment following a change in control as defined in the plan.
     Following a change in control, Andrew is obligated to pay certain benefits to a participant in the Severance Plan under two circumstances. First, benefits will be paid if his or her employment is terminated for any reason other than death, disability, retirement or cause. Second, benefits will be paid if he or she resigns due to a material reduction in compensation or duties, relocation requirements or breach of the Severance Plan within one year of a change in control. Andrew is obligated to pay each affected participant an amount equal to the sum of: (1) 36 months of salary, bonus, Andrew profit sharing and matching contributions, (2) the aggregate spread between the option price and fair market value of Andrew common stock on the severance date for all of the participant's outstanding stock options, and (3) up to 36 months of medical, life and similar insurance benefits. If a participant's employment is terminated or if he or she resigns more than one year after a change in control, the amount of the benefits Andrew must pay are reduced proportionately.
     Under the Severance Plan, if a participating executive's employment terminates due to death, disability, retirement or cause, or if he or she resigns for reasons other than those described above within two years of a change of control, Andrew is obligated to pay the participant (or his or her estate) one-half of the amounts and rights discussed above. The Severance Plan also provides for an adjustment in the benefits Andrew must pay if any payment is considered an "excess parachute payment" under the Internal Revenue Code.
     If there had been a change in control and termination of employment of the executives named in the Summary Compensation Table, Andrew would have been required to pay them the following amounts at September 30, 1998: Floyd L. English, $4,060,000; Thomas E. Charlton, $1,804,000; William R. Currer, $1,037,000; Charles R. Nicholas, $1,820,000; and John B. Scott, $1,563,000.

EMPLOYEE RETIREMENT BENEFIT RESTORATION PLAN

     Andrew's Employee Retirement Benefit Restoration Plan provides additional retirement benefits to certain senior executives selected by the Compensation Committee. Because of limitations imposed by the Internal Revenue Service, these executives' benefits from the Andrew Profit Sharing Trust are reduced. In general, executives participating in the Restoration Plan receive benefits that compensate them for the decreased benefits under the Profit Sharing Trust.
     A participant is not eligible to receive benefits under the Restoration Plan until the earlier of turning 65 or his or her termination of employment with Andrew by reason of death, disability, retirement or change in control. Generally, the participant can elect to receive benefit payments under the Restoration Plan in a lump sum or in installments over 15 years. Upon a change in control, however, the participant will receive benefit payments in a lump sum.
     If there had been an event requiring lump-sum payment under the plan, Andrew would have been required to pay the executives named in the Summary Compensation Table the following amounts at September 30, 1998: Floyd L. English, $170,039; Thomas E. Charlton, $94,486; William R. Currer, $60,482; Charles R. Nicholas, $86,164; and John B. Scott, $75,736.

OTHER ARRANGEMENTS

     In November 1991, Andrew entered into an agreement that obligates Andrew to retain Mr. Scott as an advisor to the Company for two years after the termination of his employment for a retainer fee of $100,000, a per diem rate of $500 and the reimbursement of expenses.

--------------------------------------------------------------
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
--------------------------------------------------------------

     The Compensation Committee of the Board of Directors establishes Andrew's general compensation policies as well as specific compensation plans, performance goals and compensation levels for executive officers. The Committee selects participants for and administers the Management Incentive Program, the Employee Retirement Benefit Restoration Plan and the Executive Severance Benefit Plan, and administers the Employee Stock Purchase Plan. The Committee is composed of three non-employee directors who have no interlocking relationships.

COMPENSATION PHILOSOPHY

     The Committee's principal objective is to align executive compensation with stockholder value. To achieve that objective, executive compensation has various components. One component is base salary, which is set below the median for similar positions at comparable companies. Other cash components are annual bonus and long-term performance cash awards, which are linked to aggressive performance factors that relate to stockholder value, such as earnings per share and sales. Stock options further align long-term executive performance with stockholder value. The Committee believes that this multi-faceted approach to compensation provides a particular incentive since executives can receive above-average total compensation if Andrew's performance is exceptional.

BASE SALARY

     The Committee establishes Dr. English's salary by comparison to the salaries of chief executive officers of comparable companies. An outside consultant compiles salary data for a group of technology companies that are similar to Andrew. Some of these companies are included in the S&P Communications Equipment Manufacturers Index used in the

Performance Graph. Based on the salary information provided by the consultant, the Committee set Dr. English's salary for the last three fiscal years below the median for companies comparable to Andrew. Dr. English received a 4% increase in base salary for fiscal 1998.
     The Committee also uses salary survey data compiled by consultants to determine salaries for other executive officers. Like the CEO's salary, the Committee sets the executive officers' base salaries below the median salaries for similar positions at comparable companies. The Committee also considers other factors, such as relative company performance, the officer's past performance and his or her potential.

ANNUAL BONUS

     The Committee determines the CEO's annual cash bonus based on Andrew's growth in earnings per share during the past fiscal year. Each year, the Committee sets a minimum earnings per share target. The bonus is calculated using a formula based on the amount that earnings per share for the year exceeds the target. Earnings per share for fiscal 1998 were $1.18, which exceeded the target. Therefore, Dr. English received a cash bonus of $1,005,312 in November 1998. The Committee has established a similar target and formula for fiscal 1999.
     Cash bonuses for other executive officers are based on three factors: (1) earnings per share growth, using the same formula as for the CEO; (2) operating results of the businesses or business functions that report to the executive; and (3) achievement of specified, measurable objectives that relate to the executive's area of responsibility.

LONG-TERM PERFORMANCE CASH AWARD

     The long-term performance cash award programs for senior executives are based on objective measurements at a corporate level, which emphasize Andrew's long-term results. Each program covers three fiscal years. The Committee establishes minimum, target and maximum performance goals, which include earnings per share growth over the three years and the level of sales for the third year of the program.
     The most recent program covered fiscal years 1995 through 1997. For that program, 60% of the target bonus was based on earnings per share growth during the period and 40% was based on the level of sales in fiscal 1997. Under that program, Dr. English received $844,467 after the end of fiscal 1997.
     The current program covers fiscal years 1997 through 1999. Under this program, 50% of the target bonus will be based on earnings per share growth during the period and 50% will be based on the level of sales in fiscal 1999. In addition, Andrew must maintain a minimum average return on equity and return on sales during the three-year period. Any payments under the current program likely will be made in December 1999.

OPTIONS

     The Committee believes that stock options are an essential element of executive compensation because they focus management's attention on stockholder interests. Through periodic grants of stock options, the Committee intends to encourage executive officers and other key employees to increase stockholder value. Option grants are made at fair market value of Andrew common stock on the grant date.
     Andrew's stock option plan does not provide for the re-pricing of options that are "under water." An option is under water if the market value of the stock subject to the option is less than the exercise price.
     At its meeting on November 11, 1998, the Committee granted Dr. English options on 110,000 shares of Andrew common stock. The Committee also granted options to the other most highly compensated executive officers as follows: Mr. Charlton, 48,000 shares; Mr. Nicholas 48,000 shares; and Mr. Scott, 42,000 shares. Mr. Currer did not receive a grant of options in 1998 due to his resignation from the company.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Internal Revenue Code Section 162(m) limits the deductibility by Andrew of compensation in excess of $1,000,000 paid to each of the chief executive officer and the other four most highly compensated executive officers. Certain "performance based compensation" is not included in compensation counted for purposes of the limit. The Committee believes that it has structured Andrew's compensation programs to preserve full deductibility and will continue to assess the impact of Section 162(m) on its compensation practices.


                                                  COMPENSATION COMMITTEE
                                                  Kenneth J. Douglas, Chairman
                                                  John G. Bollinger
                                                  Jere D. Fluno


-------------------
COMPANY PERFORMANCE
-------------------

     This graph shows a five-year comparison of cumulative total returns for Andrew, the Standard & Poor's (S&P) 500 Composite Index and the S&P Communications Equipment Manufacturers Index. The graph assumes an investment of $100 on September 30, 1993 and the reinvestment of dividends.


                                    [graph]

ANDREW CORPORATION
S&P COMMUNICATIONS EQUIPMENT
S&P 500


  -----------------------------------------------------------------------------
                                             CUMULATIVE TOTAL RETURN
  -----------------------------------------------------------------------------
                                 9/93    9/94    9/95    9/96    9/97    9/98
  -----------------------------------------------------------------------------
  Andrew Corporation            100.00  195.29  357.22  437.23  344.35  174.23
  -----------------------------------------------------------------------------
  S&P 500                       100.00  103.69  134.53  161.89  227.37  247.93
  -----------------------------------------------------------------------------
  S&P Communications Equipment  100.00  116.05  192.35  212.58  328.32  335.99
  -----------------------------------------------------------------------------

------------------
EXECUTIVE OFFICERS
------------------

Following is certain information concerning the executive officers of Andrew at September 30, 1998, based on information furnished by them.

FLOYD L. ENGLISH, 64
Chairman, President and Chief Executive Officer

Dr. English was elected Chairman in 1994, having served as President and Chief Executive Officer of Andrew since 1983, and as President and Chief Operating Officer since 1982. Dr. English joined Andrew in 1980 as Vice President, Corporate Development and became Vice President, U.S. Operations in February 1981.

THOMAS E. CHARLTON, 62
Group President, Communication Products

Dr. Charlton became Group President, Communication Products in January 1998, having previously served as Group President, Communication Systems since June 1996. Prior to 1996, he served as Vice President, Communication Products since 1992. He was first elected a Vice President of Andrew in 1986.

WILLIAM R. CURRER, 51
Group President, Communication Systems

Mr. Currer became Group President, Communication Systems in January 1998, having previously served as Group President, Communication Products since June 1996. Prior to 1996, he served as Vice President, Antenna Systems since 1992. Mr. Currer joined Andrew in 1991 as General Manager of Andrew's Earth Station Antennas business unit. Mr. Currer resigned from Andrew in November 1998.

ROBERT J. HUDZIK, 49
Vice President, Business Development

Mr. Hudzik joined Andrew as Vice President, Business Development in July 1996. Mr. Hudzik was Director, Marketing and Sales, Network Services for PTT Telecom of the Netherlands from January 1994 until July 1996. Previously, Mr. Hudzik was Vice President, Marketing for Ameritech Services from 1990 to 1994 and held various other positions with Ameritech or the Bell System between 1968 and 1990.

DEBRA B. HUTTENBURG, 41
Group President, Antenna Systems and Wireless Products

Ms. Huttenburg became Group President, Antenna Systems in September 1997, after having previously served as Vice President, Antenna Systems since 1996. Ms. Huttenburg joined Andrew in 1988 as Broadcast Accounts Manager, and became Broadcast Systems Business Unit Manager in 1993.

CHARLES R. NICHOLAS, 52
Executive Vice President, Finance, Administration and CFO

Mr. Nicholas became Executive Vice President, Chief Financial Officer in September 1995, having served as Vice President, Finance, Administration and CFO since 1992, as Vice-President and CFO since 1986 and as Vice-President, Finance since 1982. Mr. Nicholas joined Andrew in 1980 as Treasurer.

JOHN B. SCOTT, 57
Vice President, Corporate R&D, Marketing and MIS

Mr. Scott became Vice President, Corporate R&D, Marketing and MIS in 1995, having served as Group Vice President, Network Group and Corporate Marketing since 1992 and Vice President, Network Products since 1987.

-----------------------------------
APPOINTMENT OF INDEPENDENT AUDITORS
-----------------------------------

     Upon the recommendation of the Audit Committee, the Board of Directors appointed Ernst & Young LLP, independent public auditors, to serve for the fiscal year ending September 30, 1999. Ernst & Young LLP has been employed to perform this function since 1970.
     Representatives of Ernst & Young will be at the Annual Meeting, will be given the opportunity to make a statement and will respond to appropriate questions.
     Although we are not required to do so, we believe that it is appropriate to request that stockholders ratify the appointment of our auditors. If stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for the stockholders' rejection and the Board of Directors will reconsider the appointment.

-------------------------------------------------------------------------------
                       THE BOARD OF DIRECTORS UNANIMOUSLY
  RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.
-------------------------------------------------------------------------------

[DRURY LANE LETTERHEAD]



                               [MAP APPEARS HERE]



WHEN APPROACHING FROM THE NORTH OR SOUTH ON ROUTE 83:
Exit at Roosevelt/Butterfield Road east (Roosevelt Road is Route 38). Follow the green sign to Drury Lane.

WHEN APPROACHING FROM THE EAST OR WEST ON ROOSEVELT ROAD:
Exit Route 83 (Kingery Highway) south to Roosevelt Road (Route 38) east and follow the green sign to Drury Lane.

WHEN APPROACHING FROM DOWNTOWN CHICAGO:
Take the Eisenhower Expressway (I-290) west to the East-West Tollway (I-88), Aurora exit. Immediately after paying the $.40 toll at the Cermak Road/22nd Street tollbooth, exit right and proceed north on Spring Road to Drury Lane.

WHEN APPROACHING FROM THE WEST ON I-88:
Exit at Midwest Road, turn right, proceed north to Butterfield Road (Route 56). Turn right onto Butterfield Road, exit Roosevelt Road (Route 38) east to Drury Lane.

WHEN APPROACHING FROM I-294 (TRI-STATE TOLLWAY):
Take I-88 (East-West Tollway) west, to Aurora exit. Immediately after paying the $.40 toll at the Cermak Road/22nd Street tollbooth, exit right and proceed north on Spring Road to Drury Lane.

WHEN COMING FROM O'HARE AIRPORT:
Take I-294 (Tri-State Tollway) south, and follow above instructions.









[LOGO OF ANDREW CORP. APPEARS HERE]

PROXY                                                                   PROXY

                               ANDREW CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned Stockholder of ANDREW CORPORATION appoints Floyd L. English and James F. Petelle, or either of them, proxies, with full power of substitution, to vote at the Annual Meeting of Stockholders of the Company to be held at the Drury Lane, Oakbrook Terrace, Illinois at 10:00 A.M., Tuesday, February 9, 1999, and any adjournment or adjournments thereof, the shares of Common Stock of ANDREW CORPORATION which the undersigned is entitled to vote, on all matters that may properly come before the Meeting.

YOU ARE URGED TO CAST YOUR VOTE BY MARKING THE APPROPRIATE BOXES. PLEASE NOTE THAT, UNLESS A CONTRARY DISPOSITION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

                 (Continued and to be signed on reverse side.)



                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                                    For   Withhold   For all
                                    All      All     Except nominee(s) written in below
1. TO ELECT EIGHT DIRECTORS FOR     [ ]      [ ]      [ ]
   THE ENSUING YEAR.                                        -------------------------------------------------------
   Nominees: John G. Bollinger,
   John L. Boyes, Thomas A. Dohahoe,                                                      For    Against    Abstain
   Kenneth J. Douglas, Floyd L.                            2. To ratify the appointment   [ ]      [ ]        [ ]
   English, Jere O. Fluno, Glen O.                            of Ernst & Young as
   Toney and Ormand J. Wade                                   independent public auditors
                                                              for fiscal 1999.

                                                           3. In their discretion, the
                                                              proxies are authorized to
                                                              vote upon such other business
                                                              as may properly come before
                                                              the meeting.

                                                            --------------------------------------------------------
                                                                                   (Signature)

                                                            --------------------------------------------------------
                                                                                   (Signature)
                                                            Dated:
                                                                  --------------------------------------------------

IMPORTANT: Please sign your name or names exactly as shown hereon and date your proxy in the blank space provided above. For joint accounts, each joint owner must sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

-----------------------------------------------------------------------------

                      *      FOLD AND DETACH HERE       *

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.